SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 22, 2003

TALX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21465	43-0988805
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1850 Borman Court
St. Louis, Missouri 63146
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (314) 214-7000

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)        EXHIBITS

         99        Press Release issued April 22, 2003

Item 9.  Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition)

         On April 22, 2003, TALX Corporation (the “Company”) issued a press release announcing the sale of Company’s outsourced benefits enrollment business, including the estimated contribution of such business to the Company’s results for the fiscal year ending March 31, 2003 and modified guidance for revenues and earnings per share for fiscal year 2004. A copy of this press release is furnished with this report as Exhibit 99 to this Form 8-K and incorporated by reference herein. This information, furnished under this “Item 9. Regulation FD Disclosure,” is also intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with SEC Release No. 33-8216.

         The information in this Current Report on Form 8-K and the exhibit attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2003	TALX CORPORATION
	By:	/s/ Craig N. Cohen
Craig N. Cohen Vice President – Application Services and Software, Chief Financial Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99	Press Release, dated April 22, 2003